EXHIBIT 10.12


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT made and entered into as of the 21st day of December, 2000 by Taylor Investment Corporation, a Minnesota corporation (herein called "Borrower") for the benefit of Diversified Business Credit, Inc., a Minnesota Corporation (herein called "Lender").

                                   WITNESSETH

         WHEREAS, Borrower and Lender previously entered into that certain Credit Agreement dated as of November 18, 1986, as amended by that certain Amendment to Credit Agreement dated June 23, 1993, that certain Second Amendment to the Credit Agreement dated June 12, 1995, that certain Third Amendment to the Credit Agreement dated September 30, 1996, that certain Fourth Amendment to the Credit Agreement dated July 1, 1997, that certain Fifth Amendment to the Credit Agreement dated February 27, 1998, that certain Sixth Amendment to the Credit Agreement dated April 8, 1999 and that certain Seventh Amendment to the Credit Agreement dated April 4, 2000 (collectively, the Credit Agreement together with the Eighth Amendment are herein called the "Credit Agreement").

         WHEREAS, Borrower and Lender desire to alter, amend and modify the Credit Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions "Real Estate Borrowing Base" is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

                  "Real Estate Borrowing Base" shall mean 80% of the purchase price of Eligible Real Estate Inventory plus at the Lender's sole discretion up to eighty percent (80%) of the Eligible Development Costs of Eligible Real Estate Inventory, provided, however the Real Estate Borrowing Base shall not exceed Five Million Dollars ($5,000,000).

         2. Definitions "Maturity Date" is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

                  "Maturity Date" shall mean April 30, 2003 or, as provided in Paragraph 6 of the Third Amendment and any subsequent anniversary date thereof.

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         3.       The first paragraph of 2(b) REAL ESTATE LOAN FACILITY of the
                  Third Amendment is hereby deleted in its entirety therefrom and the following is hereby inserted in lieu thereof:

                  (b) REAL ESTATE LOAN FACILITY. Subject to the terms and conditions of this Credit Agreement, Lender shall make Advances upon the request or the Borrower pursuant to a Real Estate Loan Facility. Subject to Paragraph 1 of this Eighth Amendment, the maximum aggregate principal amount of all Advances outstanding at any one time under the Real Estate Loan Facility shall not exceed the lower of (i) Five Million Dollars ($5,000,000) or (ii) the Real Estate Borrowing Base or
                  (iii) the aggregate principal amount of advances outstanding under the Receivable Revolving Loan Facility, the Laurentian Loan Facility and the Supplemental Loan Facility.

         4. Paragraph 3 of the Third Amendment is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

                  OVER ADVANCES. Notwithstanding any other provisions of this Credit Agreement, if at any time the aggregate principal amount of Advances outstanding under this Credit Agreement or any commitment hereunder shall exceed (i) Fifteen Million Dollars ($15,000,000.00), or (ii) any other limitation set forth herein, the Borrower shall immediately pay to the Lender the amount by which said principal amount exceeds such limitation.

         5. Paragraph 4(h) of the Credit Agreement is hereby deleted therefrom in its entirety and the following is hereby inserted in lieu thereof:

                  4(h) At all times maintain the Book Net Worth of Borrower at amounts in excess of Five Million Dollars ($5,000,000) plus 50% of positive consolidated Net Income after distributions to shareholders after January 1, 1999 and maintain Borrowers Tangible Net Worth excluding all intangible assets designated by Lender at amounts in excess of Three Million Five Hundred Thousand Dollars ($3,500,000).

         6. Except as expressly amended hereby or previously amended in writing, the Credit Agreement and Security Documents shall remain in full force and effect in accordance with their original terms and binding upon and enforceable against Borrower, and not subject to any defense, counterclaim or right of setoff.


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         IN WITNESS WHEREOF, this Amendment to the Credit Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                        Taylor Investment Corporation


                                        By      /s/ Philip C. Taylor
                                           -------------------------------------
                                                Its President

                                        ADDRESS:

                                        Suite 506
                                        43 Main Street South
                                        Minneapolis, Minnesota  55414

Accepted at Minneapolis, MN
on December 22, 2000.

Diversified Business Credit, Inc.


By      /s/
   ----------------------------------
        Its Vice President


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